                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-3 File No. 333-46636.




                                                   ARTHUR ANDERSEN LLP


Houston, Texas
March 14, 2001